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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





          Date of Report (Date of earliest event reported): May 6, 2002



                               LEARN2 CORPORATION
             (Exact name of Registrant as specified in its charter)

           Delaware                    000-27417             76-0518568
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
incorporation or organization)         Number)           Identification Number)


                               111 High Ridge Road
                                     Suite 5
                           Stamford, Connecticut 06905
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (203) 323-8215

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     The undersigned registrant hereby amends Items 4 and 7 of its Current
Report on Form 8-K filed on May 10, 2002 with the Securities and Exchange Commission, for the event dated May 6, 2002.


                                TABLE OF CONTENTS

Item 4.  Changes in Registrant's Certifying Accountant.

Item 7.  Financial Statements and Exhibits.




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Item 4.  Changes in Registrant's Certifying Accountant.

         On May 6, 2002, Learn2 Corporation ("Learn2") terminated Arthur Andersen LLP ("Andersen") as its independent auditors. Learn2 then engaged BDO Seidman, LLP ("BDO") as of May 6, 2002 to serve as Learn2's independent auditors for the fiscal year ending December 31, 2002.

         During the engagement by Learn2 of Andersen, Andersen's report on the financial statements of Learn2 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that Andersen's report on the financial statements for Learn2 for the fiscal year ended December 31, 2001 contained a going concern qualification.

         The decision to terminate Andersen and engage BDO was made by the Audit Committee of the Learn2 Board of Directors.

         During the engagement by Learn2 of Arthur Andersen, there were no disagreements between Learn2 and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Andersen would have caused them to make reference thereto in their report on the financial statements of Learn2.

         During the engagement by Learn2 of Arthur Andersen, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

         Prior to the engagement of BDO as Learn2's independent auditors on May 6, 2002, Learn2 had not consulted with BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Learn2's financial statements, and BDO did not provide Learn2 with a written report or oral advice that BDO concluded was an important factor considered by Learn2 in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         Learn2 has requested that Andersen furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by Learn2 in response to this Form 8-K. A copy of such letter, dated May 16, 2002, is filed as Exhibit 16.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

         16.1 Letter from Arthur Andersen LLP regarding change in certifying accountant.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2002


                           LEARN2 CORPORATION


                           By: /s/ Marc E. Landy
                              --------------------------------------------------
                               Name:   Marc E. Landy
                               Title:  Executive Vice President, Chief Financial
                                       Officer, Secretary and Treasurer


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                                  EXHIBIT INDEX

Exhibit No.

16.1 Letter from Arthur Andersen LLP regarding change in certifying accountant.



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